Capitalization	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Loss/Issuance of Common Stock and Warrants/Capitalization [Abstract]
Capitalization

F. Capitalization

At December 31, 2010, we had 100.0 million shares of common stock and 10.0 million shares of undesignated preferred stock authorized. No shares of preferred stock have been issued as of December 31, 2010.

We may issue shares of common stock to our former lenders and to Angiotech in connection with future milestones. Also, we entered into a license and sponsored research agreement in 2007 with an academic institution whereby, in addition to annual research funding, the institution may receive 1,345 shares of common stock on each of four anniversary dates.

The following shares of common stock were reserved for future issuance (in thousands):

	December 31
	2009	2010
Stock option plans	4,500	4,500
Warrants to purchase common stock — 2007 offering	4,976	4,976
Warrants to purchase common stock — Lenders	149	149

	9,625	9,625

In February 2011, we completed a registered direct offering with net proceeds of $11.8 million through the issuance of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination.

Capitalization